                                                               EXHIBIT 99





Refer to:   Ronald Jasper
            Director, Investor Relations
            (201) 847-7160


             BD ANNOUNCES STRONG RESULTS FOR SECOND FISCAL QUARTER
                         AND CONFIRMS OUTLOOK FOR YEAR


     Franklin Lakes, NJ (April 18, 2000) - BD (Becton, Dickinson and Company) (NYSE:BDX) announced today results for its fiscal second quarter which ended March 31, 2000. Diluted earnings per share were $.45, a 32 percent increase over last year's $.34. The quarter's reported earnings included a gain on the sale of an equity investment and the unfavorable impact of a previously announced voluntary product recall in February. Excluding the net effect of these items, earnings per share would have been $.42.

     Last year's diluted earnings per share included a $.06 per share charge for in-process research and development related to an acquisition. Excluding this charge, last year's earnings per share would have been $.40.

     Reported revenues for the quarter were $925 million, an increase of 6 percent over last year's $874 million. Foreign currency translation reduced reported revenues by an estimated $18 million for the quarter, or about 2 percent, while earnings per share were reduced by an estimated $.01. Sales for the quarter were also reduced by an estimated $15 million, attributable toY2K, which previously increased first quarter revenues by an estimated similar amount.

     Edward J. Ludwig, president and chief executive officer, said: "We are pleased with our results for the quarter and the year to date and the acceleration of our underlying revenue growth rate. Revenues from our advanced protection devices continue on track to contribute an additional $75 million this year as customers continue to increase their awareness of the benefits of these products. We are also very satisfied with the revenues contributed by Clontech Laboratories, Inc., which we acquired in late 1999. We continue to be comfortable with our earnings per share estimates for the balance of year."

     By business segment, Medical Systems segment revenues grew one percent for the quarter to $489 million. Sales of advanced protection devices showed excellent growth. Reported revenues and growth were reduced by $22 million, or 5 percent, as a result of the product recall, foreign currency translation and the absence of divested home health care product line revenues. The company also noted that Y2K concerns, which aided the first quarter revenues, reduced this segment's second quarter revenue by an additional estimated 2 percent. Preanalytical Solutions segment revenues grew 9 percent to $139 million, or 12 percent when excluding the impact of unfavorable foreign currency translation ("FX neutral"). Advanced protection device sales continue to strengthen results in this segment. Biosciences segment revenues of $296 million grew 13 percent for the quarter, or 14 percent FX neutral, with particularly strong reported growth from reagent revenues in the company's flow cytometry business, including Clontech, which is on track to add over $75 million to this segment's growth for fiscal year 2000.

     By geographic area, revenues inside the United States were $482 million, 10 percent higher than a year earlier, while revenues outside the United States grew 2 percent, or 6 percent FX neutral, to $443 million. Strong growth was experienced in Latin America and Asia. Europe was affected by unfavorable foreign currency translation and the estimated one-time effect of higher sales in the first fiscal quarter related to Y2K.

                               Six-Month Results
                               -----------------

     For the six-month period ended March 31, 2000, revenues were $1.784 billion, a 9 percent increase over $1.643 billion a year ago. Excluding the unfavorable foreign currency translation that reduced revenues by an estimated $29 million for the six-month period, revenues grew 10 percent over the prior year. Diluted earnings per share were $.74, including the net favorable effect of the gain on the investment sale and the product recall. Medical Systems revenues for the six-month period were $952 million, Preanalytical Solutions revenues totaled $272 million, and Biosciences revenues were $561 million.

                                   *   *   *

     This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the company's performance, including future revenues, products and income, or events or developments that the company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to, competitive factors, changes in regional, national or foreign economic conditions, changes in interest or foreign currency exchange rates, delays in product introductions, Year 2000 issues, and changes in health care or other governmental regulation, as well as other factors discussed herein and in the company's filings with the Securities and Exchange Commission.

                  -  Selected Financial Schedules follow   -

                                    # # # #


BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                    Three Months Ended March 31,
                                                2000             1999       % Change
---------------------------------------------------------------------------------------
REVENUES                                     $  925,132       $  873,964           5.9

Cost of products sold                           473,987          429,260          10.4
Selling and administrative                      244,063          233,004           4.7
Research and development                         57,175           67,251         (15.0)
--------------------------------------------------------------------------------------

TOTAL OPERATING COSTS
     AND EXPENSES                               775,225          729,515           6.3
--------------------------------------------------------------------------------------

OPERATING INCOME                                149,907          144,449           3.8

Interest expense, net                           (21,199)         (18,758)         13.0
Other income, net                                36,399            1,460            NM
--------------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                               165,107          127,151          29.9

Income tax provision                             45,936           37,037          24.0
--------------------------------------------------------------------------------------

NET INCOME                                   $  119,171       $   90,114          32.2
--------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                                   $     0.47       $     0.36          30.6
     Diluted                                 $     0.45       $     0.34          32.4
--------------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                      252,055          249,276
     Diluted                                    263,376          264,814
--------------------------------------------------------------------------------------

NM - Not Meaningful


BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                                      Six Months Ended March 31,
                                                  2000         1999       % Change
----------------------------------------------------------------------------------
REVENUES                                     $ 1,784,296   $  1,642,930        8.6

Cost of products sold                            923,938        814,970       13.4
Selling and administrative                       477,901        456,120        4.8
Research and development                         110,918        116,561       (4.8)
----------------------------------------------------------------------------------

TOTAL OPERATING COSTS
     AND EXPENSES                              1,512,757      1,387,651        9.0
----------------------------------------------------------------------------------

OPERATING INCOME                                 271,539        255,279        6.4

Interest expense, net                            (42,756)       (36,629)      16.7
Other income, net                                 38,073          2,485         NM
----------------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                             266,856        221,135       20.7

Income tax provision                              72,391         54,863       31.9
----------------------------------------------------------------------------------

NET INCOME                                   $   194,465   $    166,272       17.0
----------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                                   $      0.77   $       0.66       16.7
     Diluted                                 $      0.74   $       0.63       17.5
----------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                       251,690        248,793
     Diluted                                     262,986        265,314
----------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
(Unaudited; Amounts in thousands)

                                                         Three Months Ended March 31,
                                                      2000          1999        % Change
                                           ---------------------------------------------
MEDICAL SYSTEMS
---------------
   United States                             $     232,003       $   226,442         2.5
   International                                   257,326           257,337           -
----------------------------------------------------------------------------------------
TOTAL                                        $     489,329       $   483,779         1.1
----------------------------------------------------------------------------------------

BIOSCIENCES
-----------
   United States                             $     171,330       $   142,304        20.4
   International                                   124,987           120,021         4.1
----------------------------------------------------------------------------------------
TOTAL                                        $     296,317       $   262,325        13.0
----------------------------------------------------------------------------------------

PREANALYTICAL SOLUTIONS
-----------------------
   United States                             $      78,406       $    69,372        13.0
   International                                    61,080            58,488         4.4
----------------------------------------------------------------------------------------
TOTAL                                        $     139,486       $   127,860         9.1
----------------------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                             $     481,739       $   438,118        10.0
   International                                   443,393           435,846         1.7
----------------------------------------------------------------------------------------
TOTAL                                        $     925,132       $   873,964         5.9
----------------------------------------------------------------------------------------


                                                        Six Months Ended March 31,
                                                   2000              1999       % Change
                                           ---------------------------------------------

MEDICAL SYSTEMS
---------------
   United States                             $     438,625       $   419,067         4.7
   International                                   513,310           489,877         4.8
----------------------------------------------------------------------------------------
TOTAL                                        $     951,935       $   908,944         4.7
----------------------------------------------------------------------------------------

BIOSCIENCES
-----------
   United States                             $     322,096       $   265,581        21.3
   International                                   238,637           220,023         8.5
----------------------------------------------------------------------------------------
TOTAL                                        $     560,733       $   485,604        15.5
----------------------------------------------------------------------------------------

PREANALYTICAL SOLUTIONS
-----------------------
   United States                             $     147,477       $   132,703        11.1
   International                                   124,151           115,679         7.3
----------------------------------------------------------------------------------------
TOTAL                                        $     271,628       $   248,382         9.4
----------------------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                             $     908,198       $   817,351        11.1
   International                                   876,098           825,579         6.1
----------------------------------------------------------------------------------------
TOTAL                                        $   1,784,296       $ 1,642,930         8.6
----------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SELECTED FINANCIAL INFORMATION
(Unaudited; Amounts in thousands)


CONDENSED                                 March 31,        September 30,
BALANCE SHEETS                              2000               1999
------------------------------------------------------------------------
Cash & equivalents                  $       65,064       $       59,932
Trade receivables, net                     768,874              812,544
Inventories                                685,501              642,533
Other                                      188,791              168,716
------------------------------------------------------------------------

TOTAL CURRENT ASSETS                     1,708,230            1,683,725
------------------------------------------------------------------------

Property, plant & equipment, net         1,486,520            1,431,149
Other                                    1,335,950            1,322,084
------------------------------------------------------------------------

TOTAL ASSETS                        $    4,530,700       $    4,436,958
------------------------------------------------------------------------

Current Liabilities                 $    1,464,634       $    1,329,322
Long-term Liabilities                    1,191,661            1,338,948
Equity                                   1,874,405            1,768,688
------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY          $    4,530,700       $    4,436,958
------------------------------------------------------------------------

                                                 Six Months Ended
SELECTED CASH                                        March 31,
FLOW INFORMATION                            2000                 1999
------------------------------------------------------------------------

Depreciation & amortization         $      141,469       $      128,484

Cash flow from operating
activities                                 266,305              119,052

Capital expenditures                      (165,621)            (132,855)

Acquisitions of businesses                 (21,573)            (153,247)

Cash flow from investing
activities                                (196,127)            (363,807)

Cash flow from financing
activities                                 (65,046)             235,359

Net Change in Cash &
Equivalents                                  5,132               (9,396)
------------------------------------------------------------------------